EXHIBIT 3
                                                                       ---------



                             Joint Filing Agreement

         Pursuant to Rule 13d-1(k)(l)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  December 24, 2002


                                        SAIF INVESTMENT COMPANY LIMITED


                                        By: /s/ Andrew Y. Yan
                                            -----------------------------------
                                            Name:  Andrew Y. Yan
                                            Title: Director


                                        SB ASIA INFRASTRUCTURE FUND, L.P.


                                        By: /s/ Ronald D. Fisher
                                            -----------------------------------
                                            Name:  Ronald D. Fisher
                                            Title: Director of SB Asia Pacific
                                                   Investments Limited, which is
                                                   the General Partner of SB
                                                   Asia Pacific Partners, L.P.,
                                                   which is the General Partner
                                                   of SB Asia Infrastructure
                                                   Fund, L.P.


                                        SB ASIA PACIFIC PARTNERS L.P.


                                        By: /s/ Ronald D. Fisher
                                            -----------------------------------
                                            Name:  Ronald D. Fisher
                                            Title: Director of SB Asia Pacific
                                                   Investments Limited, which is
                                                   the General Partner of SB
                                                   Asia Pacific Partners, L.P.


                                        SB ASIA PACIFIC INVESTMENTS LIMITED


                                        By: /s/ Ronald D. Fisher
                                            -----------------------------------
                                            Name:  Ronald D. Fisher
                                            Title: Director


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                                        ASIA INFRASTRUCTURE INVESTMENTS LIMITED


                                        By: /s/ Ronald D. Fisher
                                            -----------------------------------
                                            Name:  Ronald D. Fisher
                                            Title: Director


                                        SB FIRST SINGAPORE PTE LTD.


                                        By: /s/ David K. Lee
                                            -----------------------------------
                                            Name:  David K. Lee
                                            Title: Director


                                        SOFTBANK CORP.


                                        By: /s/ Steven J. Murray
                                            -----------------------------------
                                            Name:  Steven J. Murray
                                            Title: Attorney-in-Fact of
                                                   SOFTBANK Corp.